Counterpoint Quantitative Equity ETF

CPAI

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated April 12, 2024

to the Statement of Additional Information (the “SAI”)
of the Fund, dated November 22, 2023

Effective immediately, transaction fees for in-kind and cash purchases listed in the SAI are $300. This supplement supersedes any information to the contrary in the SAI. The investment objectives, principal investment strategies and principal risks of the Fund have not changed.

The following information replaces the section entitled “Transaction Fees” on page 41 of the SAI:

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the AP will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount (as defined below), applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$300	2.00%

* As a percentage of the amount invested.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, dated November 22, 2023. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-844-509-2775.

Please retain this Supplement for future reference.